Paycheck Protection Program Loan	12 Months Ended
Dec. 31, 2023
Paycheck Protection Program Loan [Abstract]
Paycheck Protection Program Loan
Note 7. Paycheck Protection Program Loan
On February 24, 2021, the Company received loan proceeds of approximately $1.1 million, under the Paycheck Protection Program (“PPP”). On July 14, 2022, the Company received notification from the Small Business Association that the Company’s Forgiveness Application of the PPP Loan and accrued interest, totaling $1.1 million, was approved in full, and the Company had no further obligations related to the PPP Loan. Accordingly, the Company recorded a gain on the forgiveness of the PPP Loan of $1.1 million during the year ended December 31, 2022.